Exhibit 99.2 Investor Presentation SEPT 2020 Exhibit 99.2 Investor Presentation SEPT 2020

No content left No content right of this line of this line Disclaimer Information in this presentation is being furnished on a confidential basis solely for use by the recipient in making its own evaluation of United Shore Financial Services, LLC (“UWM”) and its business, assets, financial condition and prospects and is not, and may not be relied on in any manner as, legal, tax, investment, accounting or other advice. This information does not purport to contain all of the information that may be required or desired by a recipient to evaluate UWM and supplemental discussions and materials are required for this information to be meaningful and complete. In all cases, interested parties should conduct their own independent investigation and analysis of UWM and its business, assets, financial condition and prospects. The financial information presented herein is for UWM, a wholly-owned subsidiary of SFS Holding Corp., and such financial information is not consolidated with SFS Holding Corp. Place content Place content Forward Looking Statements below this line below this line This presentation may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning Gores Holdings IV, Inc.’s (“Gores Holdings IV”) or UWM’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities and the effects of regulation, including whether this transaction will generate returns for stockholders. These forward-looking statements are based on Gores Holdings IV’s or UWM’s management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. When used in this presentation, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to 000 identify forward-looking statements. 089 150 These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Gores Holdings IV’s or UWM’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (a) UWM’s financial and operational projections for 2020, 2021 and 2022 as well as its expectations and beliefs regarding (1) future expectations for growth, including its 2020 pace of loan originations, (2) the advantages of the wholesale channel, (3) UWM’s ability to implement its corporate strategy and the impact of such strategy on its future operational and financial results of operation, (4) UWM’s expectations for industry growth and trends, in the wholesale mortgage market and in the mortgage industry generally, (5) UWM’s ability to succeed in various interest rate environments and the impact of the current low-rate environment on loan originations, (6) UWM’s evaluation of competition in its markets and its relative position, (7) the scalability of the UWM business model and the impact of 247 scale on its future financial and operational results and (8) the characteristics of the MSR secondary market, (b) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement by and 137 among Gores Holdings IV, UWM. UWM Holdings LLC and SFS Holding Corp. (the “Business Combination Agreement”) and the proposed business combination contemplated thereby; (c) the inability to complete the business combination contemplated by the 052 Business Combination Agreement due to the failure to obtain approval of the stockholders of Gores Holdings IV or other conditions to closing in the Business Combination Agreement; (d) the ability to meet Nasdaq’s listing standards following the consummation of the business combination contemplated by the Business Combination Agreement; (e) the inability to complete the private placement; (f) the risk that the proposed business combination disrupt current plans and operations of UWM or its subsidiaries as a result of the announcement and consummation of the proposed business combination; (g) the ability to recognize the anticipated benefits of the proposed business combination; (h) costs related to the proposed business combination; (i) changes in applicable laws or regulations; (j) the possibility that UWM may be adversely affected by other economic, business and/or competitive factors; and (k) other risks and uncertainties indicated from time to time in the proxy statement to be filed by Gores Holdings IV in connection 112 with Gores Holdings IV’s solicitation of proxies for the meeting of stockholders to be held to approve the proposed business combination contemplated by the Business Combination Agreement and other matters (the “Special Meeting”), including those under 048 “Risk Factors” therein, and other documents filed or to be filed with the SEC by Gores Holdings IV. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. 160 Forward-looking statements included in this presentation speak only as of the date of this presentation. Except as required by law, neither Gores Holdings IV nor UWM undertakes any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this release. Additional risks and uncertainties are identified and discussed in Gores Holdings IV’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Use of Non-GAAP Financial Measures 053 This presentation includes non-GAAP financial measures, including Adjusted EBITDA and Adjusted Net Income. These measures are not a financial measure calculated in accordance with GAAP and should not be considered as a substitute for revenue, net 160 income, or any other operating performance measure calculated in accordance with GAAP, and may not be comparable to a similarly titled measure reported by other companies. UWM’s management believes that presenting certain non-GAAP financial 146 measures provides meaningful information to investors in understanding operating results and may enhance investors’ ability to analyze financial and business trends. A reconciliation of the non-GAAP financial measures set forth in this presentation is set forth in the back of this presentation. Additional Information about the Business Combination and Where to Find It Gores Holdings IV intends to file with the SEC a preliminary proxy statement in connection with the proposed business combination contemplated by the Business Combination Agreement and will mail a definitive proxy statement and other relevant documents 091 to its stockholders. The definitive proxy statement will contain important information about the proposed business combination contemplated by the Business Combination Agreement and the other matters to be voted upon at the Special Meeting. Gores 155 Holdings IV stockholders and other interested persons are advised to read, when available, the preliminary proxy statement, as well as any amendments or supplements thereto, and the definitive proxy statement in connection with Gores Holdings IV’s solicitation 213 of proxies for the Special Meeting because they will contain important information about the proposed business combination. When available, the definitive proxy statement will be mailed to Gores Holdings IV stockholders as of a record date to be established for voting on the proposed business combination contemplated by the Business Combination Agreement and the other matters to be voted upon at the Special Meeting. Gores Holdings IV stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Gores Holdings IV, Inc., 9800 Wilshire Boulevard, Beverly Hills, CA 90212, attention: Jennifer Kwon Chou (jchou@gores.com). Participants in Solicitation 112 Gores Holdings IV and its directors and officers may be deemed participants in the solicitation of proxies of Gores Holdings IV stockholders in connection with the proposed business combination. Gores Holdings IV stockholders and other interested persons may 173 obtain, without charge, more detailed information regarding the directors and officers of Gores Holdings IV in Gores Holdings IV’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 27, 2020. Information 071 regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Gores Holdings IV stockholders in connection with the proposed business combination contemplated by the Business Combination Agreement and other matters to be voted upon at the Special Meeting will be set forth in the proxy statement for the proposed business combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed business combination will be included in the proxy statement that Gores Holdings IV intends to file with the SEC. Source and No Offer or Solicitation Footnotes Guideline This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed business combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. 2 No content left No content right of this line of this line No content left No content right of this line of this line Disclaimer Information in this presentation is being furnished on a confidential basis solely for use by the recipient in making its own evaluation of United Shore Financial Services, LLC (“UWM”) and its business, assets, financial condition and prospects and is not, and may not be relied on in any manner as, legal, tax, investment, accounting or other advice. This information does not purport to contain all of the information that may be required or desired by a recipient to evaluate UWM and supplemental discussions and materials are required for this information to be meaningful and complete. In all cases, interested parties should conduct their own independent investigation and analysis of UWM and its business, assets, financial condition and prospects. The financial information presented herein is for UWM, a wholly-owned subsidiary of SFS Holding Corp., and such financial information is not consolidated with SFS Holding Corp. Place content Place content Forward Looking Statements below this line below this line This presentation may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning Gores Holdings IV, Inc.’s (“Gores Holdings IV”) or UWM’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities and the effects of regulation, including whether this transaction will generate returns for stockholders. These forward-looking statements are based on Gores Holdings IV’s or UWM’s management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. When used in this presentation, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to 000 identify forward-looking statements. 089 150 These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Gores Holdings IV’s or UWM’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (a) UWM’s financial and operational projections for 2020, 2021 and 2022 as well as its expectations and beliefs regarding (1) future expectations for growth, including its 2020 pace of loan originations, (2) the advantages of the wholesale channel, (3) UWM’s ability to implement its corporate strategy and the impact of such strategy on its future operational and financial results of operation, (4) UWM’s expectations for industry growth and trends, in the wholesale mortgage market and in the mortgage industry generally, (5) UWM’s ability to succeed in various interest rate environments and the impact of the current low-rate environment on loan originations, (6) UWM’s evaluation of competition in its markets and its relative position, (7) the scalability of the UWM business model and the impact of 247 scale on its future financial and operational results and (8) the characteristics of the MSR secondary market, (b) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement by and 137 among Gores Holdings IV, UWM. UWM Holdings LLC and SFS Holding Corp. (the “Business Combination Agreement”) and the proposed business combination contemplated thereby; (c) the inability to complete the business combination contemplated by the 052 Business Combination Agreement due to the failure to obtain approval of the stockholders of Gores Holdings IV or other conditions to closing in the Business Combination Agreement; (d) the ability to meet Nasdaq’s listing standards following the consummation of the business combination contemplated by the Business Combination Agreement; (e) the inability to complete the private placement; (f) the risk that the proposed business combination disrupt current plans and operations of UWM or its subsidiaries as a result of the announcement and consummation of the proposed business combination; (g) the ability to recognize the anticipated benefits of the proposed business combination; (h) costs related to the proposed business combination; (i) changes in applicable laws or regulations; (j) the possibility that UWM may be adversely affected by other economic, business and/or competitive factors; and (k) other risks and uncertainties indicated from time to time in the proxy statement to be filed by Gores Holdings IV in connection 112 with Gores Holdings IV’s solicitation of proxies for the meeting of stockholders to be held to approve the proposed business combination contemplated by the Business Combination Agreement and other matters (the “Special Meeting”), including those under 048 “Risk Factors” therein, and other documents filed or to be filed with the SEC by Gores Holdings IV. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. 160 Forward-looking statements included in this presentation speak only as of the date of this presentation. Except as required by law, neither Gores Holdings IV nor UWM undertakes any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this release. Additional risks and uncertainties are identified and discussed in Gores Holdings IV’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Use of Non-GAAP Financial Measures 053 This presentation includes non-GAAP financial measures, including Adjusted EBITDA and Adjusted Net Income. These measures are not a financial measure calculated in accordance with GAAP and should not be considered as a substitute for revenue, net 160 income, or any other operating performance measure calculated in accordance with GAAP, and may not be comparable to a similarly titled measure reported by other companies. UWM’s management believes that presenting certain non-GAAP financial 146 measures provides meaningful information to investors in understanding operating results and may enhance investors’ ability to analyze financial and business trends. A reconciliation of the non-GAAP financial measures set forth in this presentation is set forth in the back of this presentation. Additional Information about the Business Combination and Where to Find It Gores Holdings IV intends to file with the SEC a preliminary proxy statement in connection with the proposed business combination contemplated by the Business Combination Agreement and will mail a definitive proxy statement and other relevant documents 091 to its stockholders. The definitive proxy statement will contain important information about the proposed business combination contemplated by the Business Combination Agreement and the other matters to be voted upon at the Special Meeting. Gores 155 Holdings IV stockholders and other interested persons are advised to read, when available, the preliminary proxy statement, as well as any amendments or supplements thereto, and the definitive proxy statement in connection with Gores Holdings IV’s solicitation 213 of proxies for the Special Meeting because they will contain important information about the proposed business combination. When available, the definitive proxy statement will be mailed to Gores Holdings IV stockholders as of a record date to be established for voting on the proposed business combination contemplated by the Business Combination Agreement and the other matters to be voted upon at the Special Meeting. Gores Holdings IV stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Gores Holdings IV, Inc., 9800 Wilshire Boulevard, Beverly Hills, CA 90212, attention: Jennifer Kwon Chou (jchou@gores.com). Participants in Solicitation 112 Gores Holdings IV and its directors and officers may be deemed participants in the solicitation of proxies of Gores Holdings IV stockholders in connection with the proposed business combination. Gores Holdings IV stockholders and other interested persons may 173 obtain, without charge, more detailed information regarding the directors and officers of Gores Holdings IV in Gores Holdings IV’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 27, 2020. Information 071 regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Gores Holdings IV stockholders in connection with the proposed business combination contemplated by the Business Combination Agreement and other matters to be voted upon at the Special Meeting will be set forth in the proxy statement for the proposed business combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed business combination will be included in the proxy statement that Gores Holdings IV intends to file with the SEC. Source and No Offer or Solicitation Footnotes Guideline This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed business combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. 2 No content left No content right of this line of this line

No content left No content right of this line of this line Presenters and Senior Leadership Place content Place content United Wholesale Mortgage Gores Holdings IV below this line below this line 000 089 150 247 137 052 Mat Ishbia, CEO Tim Forrester, CFO Alec Gores, Chairman Mark Stone, CEO 112 048 • Joined UWM in 2003, and • Over 25 years of finance and 160 • Founder, Chairman and CEO of • CEO of Gores Holdings IV become CEO in 2013 accounting experience The Gores Group • Previously CEO of Gores Holdings 053 • Developed UWM into the • Prior to joining in 2012, was an • 35+ years of experience as an I, II and III; also served as Board 160 146 massively successful company it is Audit and Accounting partner at entrepreneur, operator and member of Hostess Brands, Inc. today Deloitte & Touche USA LLP, where private equity investor he led the firm’s national • Member of The Gores Group 091 mortgage banking audit practice • MSU basketball player, 2000 155 • Has invested in more than 100 Investment Committee and 213 NCAA Champion, and fifth-year portfolio companies through previously President of Gores’ assistant coach under Tom Izzo • Considerable M&A, advisory, varying macroeconomic worldwide operations consulting, valuation, and environments 112 governance experience 173 • Strong focus on people and • Served as Executive Chairman 071 culture, gets in the weeds of the • Raised six SPACs to date and/or CEO of several Gores business, and always looking for Group portfolio companies Source and ways to improve Footnotes Guideline 3 No content left No content right of this line of this line No content left No content right of this line of this line Presenters and Senior Leadership Place content Place content United Wholesale Mortgage Gores Holdings IV below this line below this line 000 089 150 247 137 052 Mat Ishbia, CEO Tim Forrester, CFO Alec Gores, Chairman Mark Stone, CEO 112 048 • Joined UWM in 2003, and • Over 25 years of finance and 160 • Founder, Chairman and CEO of • CEO of Gores Holdings IV become CEO in 2013 accounting experience The Gores Group • Previously CEO of Gores Holdings 053 • Developed UWM into the • Prior to joining in 2012, was an • 35+ years of experience as an I, II and III; also served as Board 160 146 massively successful company it is Audit and Accounting partner at entrepreneur, operator and member of Hostess Brands, Inc. today Deloitte & Touche USA LLP, where private equity investor he led the firm’s national • Member of The Gores Group 091 mortgage banking audit practice • MSU basketball player, 2000 155 • Has invested in more than 100 Investment Committee and 213 NCAA Champion, and fifth-year portfolio companies through previously President of Gores’ assistant coach under Tom Izzo • Considerable M&A, advisory, varying macroeconomic worldwide operations consulting, valuation, and environments 112 governance experience 173 • Strong focus on people and • Served as Executive Chairman 071 culture, gets in the weeds of the • Raised six SPACs to date and/or CEO of several Gores business, and always looking for Group portfolio companies Source and ways to improve Footnotes Guideline 3 No content left No content right of this line of this line

No content left No content right of this line of this line Overview of Gores SPAC Franchise Place content Place content Gores Holdings IV Premier SPAC Track Record below this line below this line Alignment with Proven SPAC Track Record Key Stakeholders 000 089 150 • Three completed transactions and • Selling shareholders: Compelling $375 MM debut $400 MM $400 MM two announced transactions valuations and upside potential from nd rd SPAC 2 SPAC 3 SPAC totaling over $25Bn of transaction rollover shares and earnout 247 137 value 052 • Investors: attractive entry valuation • $2.1Bn in new cash equity delivered with long-term return potential across three completed transactions Transaction 112 • Over $200MM of capital committed October 2016 October 2018 February 2020 048 • 6 SPACs raised to date, totaling over Close in 3 completed transactions from 160 $2.5Bn (prior to PIPE commitments) Gores Sponsor Enterprise $2.3Bn $2.4Bn $1.5Bn Value 053 160 Proceeds Certainty and An Attractive Opportunity for 146 Trading Performance Prospective Targets Proceeds $725MM $800MM $620MM Delivered • Virtually zero redemptions across • Significant experience ensures 091 three completed deals seamless transaction from upfront 155 Redemption 213 0% <1% 0% diligence through transaction close Rate • Hostess, Verra, and PAE provided 106%, 66% and 26% returns to IPO • Proven record of providing 112 173 (1) One Year IPO investors within one year of close expedited access to liquidity, 071 106% 66% 26% Investor capital and value creation (1) Return Source and Footnotes Guideline Notes: 1. Represents maximum unit return based on IPO buy-in price of $10.00 per share. Note that PAE transaction closed in February 2020 4 No content left No content right of this line of this line No content left No content right of this line of this line Overview of Gores SPAC Franchise Place content Place content Gores Holdings IV Premier SPAC Track Record below this line below this line Alignment with Proven SPAC Track Record Key Stakeholders 000 089 150 • Three completed transactions and • Selling shareholders: Compelling $375 MM debut $400 MM $400 MM two announced transactions valuations and upside potential from nd rd SPAC 2 SPAC 3 SPAC totaling over $25Bn of transaction rollover shares and earnout 247 137 value 052 • Investors: attractive entry valuation • $2.1Bn in new cash equity delivered with long-term return potential across three completed transactions Transaction 112 • Over $200MM of capital committed October 2016 October 2018 February 2020 048 • 6 SPACs raised to date, totaling over Close in 3 completed transactions from 160 $2.5Bn (prior to PIPE commitments) Gores Sponsor Enterprise $2.3Bn $2.4Bn $1.5Bn Value 053 160 Proceeds Certainty and An Attractive Opportunity for 146 Trading Performance Prospective Targets Proceeds $725MM $800MM $620MM Delivered • Virtually zero redemptions across • Significant experience ensures 091 three completed deals seamless transaction from upfront 155 Redemption 213 0% <1% 0% diligence through transaction close Rate • Hostess, Verra, and PAE provided 106%, 66% and 26% returns to IPO • Proven record of providing 112 173 (1) One Year IPO investors within one year of close expedited access to liquidity, 071 106% 66% 26% Investor capital and value creation (1) Return Source and Footnotes Guideline Notes: 1. Represents maximum unit return based on IPO buy-in price of $10.00 per share. Note that PAE transaction closed in February 2020 4 No content left No content right of this line of this line

Table of Contents COMPANY OVERVIEW 01 OVERVIEW OF THE WHOLESALE 02 CHANNEL KEY INVESTMENT HIGHLIGHTS 03 FINANCIAL OVERVIEW 04 TRANSACTION OVERVIEW & VALUATION CONSIDERATIONS 05 Table of Contents COMPANY OVERVIEW 01 OVERVIEW OF THE WHOLESALE 02 CHANNEL KEY INVESTMENT HIGHLIGHTS 03 FINANCIAL OVERVIEW 04 TRANSACTION OVERVIEW & VALUATION CONSIDERATIONS 05

01 Company Overview 01 Company Overview

No content left No content right of this line of this line UWM Is The Largest Wholesale Originator With Dominant Market Position Place content Place content below this line below this line • We are the #2 mortgage originator and the #1 (1) 000 wholesale originator in the U.S. 089 150 33% Share 89% • Expect to originate ~$200Bn in mortgages in 2020; 247 137 Originated ~$153Bn LTM August 2020 052 Wholesale Mortgage 2017–2020E Originations Through Q2’20 Origination CAGR 112 • Mission driven to serve independent mortgage brokers 048 160 across all 50 states 053 160 • B2B model resulting in direct relationship with 30,000+ 146 loan officers 86 $2.9Bn 091 155 213 • Best-in-class technology and service offering driven by (2) 900+ technology professionals Net Promoter Score 2020E Pre-tax Income 112 173 071 • Single location, based in Pontiac, Michigan; 6,500+ team members Source and Footnotes Guideline Source: HMDA, IMF, company materials Notes: 1. Represents direct lenders market share for year end 2019 2. UWM NPS calculated as a simple avg. of 2017-2020YTD 7 No content left No content right of this line of this line No content left No content right of this line of this line UWM Is The Largest Wholesale Originator With Dominant Market Position Place content Place content below this line below this line • We are the #2 mortgage originator and the #1 (1) 000 wholesale originator in the U.S. 089 150 33% Share 89% • Expect to originate ~$200Bn in mortgages in 2020; 247 137 Originated ~$153Bn LTM August 2020 052 Wholesale Mortgage 2017–2020E Originations Through Q2’20 Origination CAGR 112 • Mission driven to serve independent mortgage brokers 048 160 across all 50 states 053 160 • B2B model resulting in direct relationship with 30,000+ 146 loan officers 86 $2.9Bn 091 155 213 • Best-in-class technology and service offering driven by (2) 900+ technology professionals Net Promoter Score 2020E Pre-tax Income 112 173 071 • Single location, based in Pontiac, Michigan; 6,500+ team members Source and Footnotes Guideline Source: HMDA, IMF, company materials Notes: 1. Represents direct lenders market share for year end 2019 2. UWM NPS calculated as a simple avg. of 2017-2020YTD 7 No content left No content right of this line of this line

No content left No content right of this line of this line Our Culture Drives a Durable Competitive Advantage Place content Place content below this line below this line UWM’s Six Pillars 000 089 150 247 137 052 RELATIONSHIP THUMB CONTINUOUS FUN AND PEOPLE SERVICE DRIVEN POINTERS IMPROVEMENT FRIENDSHIP 112 048 OUR PEOPLE ARE OUR SERVICE IS EVERYONE’S WE ARE RELATIONSHIP DRIVEN, NOT WE ARE THUMB POINTERS, NOT OUR PATH IS PAVED WITH FUN 160 IMPROVEMENT IS ESSENTIAL FOR GREATEST ASSET RESPONSIBILITY TRANSACTION DRIVEN FINGER POINTERS AND FRIENDSHIP LONG-TERM SUCCESS 053 160 • People are the heartbeat • The company prides • Value long-term • Team members • Cutting-edge, industry • Having fun is serious 146 of the organization itself on creating a reputation more than focused on leading technology business at UWM memorable service any short-term gain or accountability & and information • Team members are given • Taking great care of experience for every individual transaction personal responsibility processes path to succeed and 091 team members and in 155 partner rewarded • Focused on taking • Dedicated to turn, clients 213 • Laser-focused on • Especially focused on ownership, improving continuous team • Internal service among maintaining health and fitness of and delivering results member training team members is exceptional employees 112 critical relationships 173 • Numerous best 071 workplace rewards, including top 100 Fortune Best Workplace for Source and Footnotes Guideline Millennials 8 No content left No content right of this line of this line No content left No content right of this line of this line Our Culture Drives a Durable Competitive Advantage Place content Place content below this line below this line UWM’s Six Pillars 000 089 150 247 137 052 RELATIONSHIP THUMB CONTINUOUS FUN AND PEOPLE SERVICE DRIVEN POINTERS IMPROVEMENT FRIENDSHIP 112 048 OUR PEOPLE ARE OUR SERVICE IS EVERYONE’S WE ARE RELATIONSHIP DRIVEN, NOT WE ARE THUMB POINTERS, NOT OUR PATH IS PAVED WITH FUN 160 IMPROVEMENT IS ESSENTIAL FOR GREATEST ASSET RESPONSIBILITY TRANSACTION DRIVEN FINGER POINTERS AND FRIENDSHIP LONG-TERM SUCCESS 053 160 • People are the heartbeat • The company prides • Value long-term • Team members • Cutting-edge, industry • Having fun is serious 146 of the organization itself on creating a reputation more than focused on leading technology business at UWM memorable service any short-term gain or accountability & and information • Team members are given • Taking great care of experience for every individual transaction personal responsibility processes path to succeed and 091 team members and in 155 partner rewarded • Focused on taking • Dedicated to turn, clients 213 • Laser-focused on • Especially focused on ownership, improving continuous team • Internal service among maintaining health and fitness of and delivering results member training team members is exceptional employees 112 critical relationships 173 • Numerous best 071 workplace rewards, including top 100 Fortune Best Workplace for Source and Footnotes Guideline Millennials 8 No content left No content right of this line of this line

No content left No content right of this line of this line UWM Has Continuously Innovated to Deliver Exponential Growth 2020+: Dominant Player in High Originations Over Time Growth Wholesale Channel ($Bn) · Grew to #2 originator in Place content Place content below this line below this line the US · Expanded wholesale 2016-2019: Evolved into a Premier, market share to ~33% 000 Focused Mortgage Lending Firm 089 · Fortified balance sheet 150 · Built out broker-focused technology & high cash flow Pre-2014: platform 2014-2015: Among conversion 247 Largest Private Mortgage · Invested in scale to prepare for • Founded in 1986 · Goal of being #1 overall 137 Lenders future expansion 052 and has always lender in America been a family- · Centralized team · Became 100% wholesale focused 180 owned business location to drive 112 048 consistent culture 160 153 160 • Avoided · Began MSR retention subprime 140 strategy 053 lending · Continued to retain 160 146 120 earnings and invest in 108 • Mat took over building the leadership as CEO in 2013 100 team and technology 091 155 platform 213 • Established Six 80 pillars of our culture 60 112 173 42 071 40 30 23 Source and 20 13 Footnotes Guideline 9 0 2014 2015 2016 2017 2018 2019 LTM Aug.'20 9 No content left No content right of this line of this line No content left No content right of this line of this line UWM Has Continuously Innovated to Deliver Exponential Growth 2020+: Dominant Player in High Originations Over Time Growth Wholesale Channel ($Bn) · Grew to #2 originator in Place content Place content below this line below this line the US · Expanded wholesale 2016-2019: Evolved into a Premier, market share to ~33% 000 Focused Mortgage Lending Firm 089 · Fortified balance sheet 150 · Built out broker-focused technology & high cash flow Pre-2014: platform 2014-2015: Among conversion 247 Largest Private Mortgage · Invested in scale to prepare for • Founded in 1986 · Goal of being #1 overall 137 Lenders future expansion 052 and has always lender in America been a family- · Centralized team · Became 100% wholesale focused 180 owned business location to drive 112 048 consistent culture 160 153 160 • Avoided · Began MSR retention subprime 140 strategy 053 lending · Continued to retain 160 146 120 earnings and invest in 108 • Mat took over building the leadership as CEO in 2013 100 team and technology 091 155 platform 213 • Established Six 80 pillars of our culture 60 112 173 42 071 40 30 23 Source and 20 13 Footnotes Guideline 9 0 2014 2015 2016 2017 2018 2019 LTM Aug.'20 9 No content left No content right of this line of this line

02 Overview of the Wholesale Channel 02 Overview of the Wholesale Channel

No content left No content right of this line of this line Overview of Business Model Place content Place content B2C: Direct to Consumer Channel B2B2C: Wholesale Channel below this line below this line 000 089 150 B2B 247 137 052 112 B2C Mortgage 048 160 Brokers 053 160 146 B2C 091 155 213 112 173 071 Consumers Consumers Consumers Consumers Source and Footnotes Guideline 11 No content left No content right of this line of this line No content left No content right of this line of this line Overview of Business Model Place content Place content B2C: Direct to Consumer Channel B2B2C: Wholesale Channel below this line below this line 000 089 150 B2B 247 137 052 112 B2C Mortgage 048 160 Brokers 053 160 146 B2C 091 155 213 112 173 071 Consumers Consumers Consumers Consumers Source and Footnotes Guideline 11 No content left No content right of this line of this line

No content left No content right of this line of this line Differentiated Business Model Wholesale Channel Offers Scalability and Flexibility While Building Real Relationships with Brokers Advantages and Disadvantages Segment Leaders Place content Place content below this line below this line 000 û Legacy systems and processes 089 ü Deposit funding Retail Major 150 û Poor customer experience and low NPS ü Established customer base Bank Lenders û Regulatory changes pressure ability to compete 247 137 052 û Typically less purchase-driven volume ü Brand recognition and more control over Non-Bank customer experience û Requires significant marketing investment 112 048 Retail Lenders ü Attractive customer interface 160 053 160 146 û Undifferentiated product / service offering ü Lower distribution cost and marketing expense Bulk û Minimal brand equity Correspondent ü Relatively higher purchase volume Lender û Model susceptible to greater competition and margin 091 compression 155 213 ü Low customer acquisition cost û Lack of established consumer base 112 173 Wholesale ü Relatively higher purchase volume 071 Channel ü Greatest flexibility for consumer and loan officer Source and Footnotes Guideline UWM’s single channel strategy avoids channel conflict rife among competitors 12 No content left No content right of this line of this line No content left No content right of this line of this line Differentiated Business Model Wholesale Channel Offers Scalability and Flexibility While Building Real Relationships with Brokers Advantages and Disadvantages Segment Leaders Place content Place content below this line below this line 000 û Legacy systems and processes 089 ü Deposit funding Retail Major 150 û Poor customer experience and low NPS ü Established customer base Bank Lenders û Regulatory changes pressure ability to compete 247 137 052 û Typically less purchase-driven volume ü Brand recognition and more control over Non-Bank customer experience û Requires significant marketing investment 112 048 Retail Lenders ü Attractive customer interface 160 053 160 146 û Undifferentiated product / service offering ü Lower distribution cost and marketing expense Bulk û Minimal brand equity Correspondent ü Relatively higher purchase volume Lender û Model susceptible to greater competition and margin 091 compression 155 213 ü Low customer acquisition cost û Lack of established consumer base 112 173 Wholesale ü Relatively higher purchase volume 071 Channel ü Greatest flexibility for consumer and loan officer Source and Footnotes Guideline UWM’s single channel strategy avoids channel conflict rife among competitors 12 No content left No content right of this line of this line

No content left No content right of this line of this line Wholesale Channel is a Win, Win, Win Place content Place content below this line below this line Benefits to Borrowers Benefits to Brokers Benefits to UWM 000 089 150 • Broker serves as trusted advisor on • Brokers can continue to maintain 247 • Wide network allows for significant 137 a complex financial product for relationship with clients without risk investment in automating each 052 one of borrower’s most important of disintermediation step of the process financial transactions 112 048 • Able to offer the most diverse set of 160 • Independent broker model means • Interests aligned to secure best options to their client minimal fixed cost base for outcome for borrower originator and high marginal 053 • Compete with largest retail 160 profitability • Provides borrower with multiple 146 originators by receiving benefits of options scale so they can focus on their • Positioned for massive scale with clients 091 155 • Not rooted in offering of a single minimal incremental investment 213 platform • Reduced turn times and high pull through rates 112 173 071 UWM is a dominant leader in a growing market, which benefits both brokers and borrowers alike Source and Footnotes Guideline 13 No content left No content right of this line of this line No content left No content right of this line of this line Wholesale Channel is a Win, Win, Win Place content Place content below this line below this line Benefits to Borrowers Benefits to Brokers Benefits to UWM 000 089 150 • Broker serves as trusted advisor on • Brokers can continue to maintain 247 • Wide network allows for significant 137 a complex financial product for relationship with clients without risk investment in automating each 052 one of borrower’s most important of disintermediation step of the process financial transactions 112 048 • Able to offer the most diverse set of 160 • Independent broker model means • Interests aligned to secure best options to their client minimal fixed cost base for outcome for borrower originator and high marginal 053 • Compete with largest retail 160 profitability • Provides borrower with multiple 146 originators by receiving benefits of options scale so they can focus on their • Positioned for massive scale with clients 091 155 • Not rooted in offering of a single minimal incremental investment 213 platform • Reduced turn times and high pull through rates 112 173 071 UWM is a dominant leader in a growing market, which benefits both brokers and borrowers alike Source and Footnotes Guideline 13 No content left No content right of this line of this line

Action 2006 2020 Licensing Limited state NLMS Brokers are: licensing requirments & financial Best Option For fitness / • Consumers - rates & fees education • Loan originators – options/holding lenders accountable standard Faster, easier, cheaper option Compensation No limit Lender • (why it used to be 56%) Income None Lender No content left No content right Verification of this line of this line Regualtor Limited state / Lender federal Evolution in the Wholesale Mortgage Channel Wholesale Mortgage Market – Average Broker Shop Increased Regulatory Oversight has Accelerated Need for Centralized Processes Place content Place content below this line below this line Shift in Responsibility 000 089 ü Centralized operation ensuring consistency 150 2006 2020 / high quality of applications Action Responsibility Responsibility 247 137 052 ü Significant improvement in technology Advise / Counsel driving seamless compliance & audit trail Borrower & Direct Broker Broker 112 Communication 048 160 ü Stringent regulatory oversight on every step Disclosures Broker Lender of the mortgage process since crisis 053 160 146 Income Verification Broker Lender o Regulatory and compliance 091 Asset Verification Broker Lender requirements aiding scale advantage 155 213 & increasing barriers to entry Appraisals Broker Lender 112 173 ü Nationwide requirements for licensing; 071 Underwriting Lender Lender transparency / alignment of interests in Source and broker compensation Footnotes Guideline Closing Docs Broker Lender 14 No content left No content right of this line of this line Action 2006 2020 Licensing Limited state NLMS Brokers are: licensing requirments & financial Best Option For fitness / • Consumers - rates & fees education • Loan originators – options/holding lenders accountable standard Faster, easier, cheaper option Compensation No limit Lender • (why it used to be 56%) Income None Lender No content left No content right Verification of this line of this line Regualtor Limited state / Lender federal Evolution in the Wholesale Mortgage Channel Wholesale Mortgage Market – Average Broker Shop Increased Regulatory Oversight has Accelerated Need for Centralized Processes Place content Place content below this line below this line Shift in Responsibility 000 089 ü Centralized operation ensuring consistency 150 2006 2020 / high quality of applications Action Responsibility Responsibility 247 137 052 ü Significant improvement in technology Advise / Counsel driving seamless compliance & audit trail Borrower & Direct Broker Broker 112 Communication 048 160 ü Stringent regulatory oversight on every step Disclosures Broker Lender of the mortgage process since crisis 053 160 146 Income Verification Broker Lender o Regulatory and compliance 091 Asset Verification Broker Lender requirements aiding scale advantage 155 213 & increasing barriers to entry Appraisals Broker Lender 112 173 ü Nationwide requirements for licensing; 071 Underwriting Lender Lender transparency / alignment of interests in Source and broker compensation Footnotes Guideline Closing Docs Broker Lender 14 No content left No content right of this line of this line

03 Key Investment Highlights 03 Key Investment Highlights

No content left No content right of this line of this line Key Investment Highlights Place content Place content below this line below this line 1 Leading Player in a Massive Market With Structural Tailwinds 000 089 150 2 Best-In-Class Broker Experience Leading to #1 Wholesale Market Position 247 137 052 Technology and Data & Analytics Support Continued Pole Position 3 112 048 160 4 Accelerating Scale Drives Faster Speed, Better Service, and Lower Cost 053 160 146 5 Resilient Platform With Ability to Scale in Every Rate Environment 091 155 213 6 Compelling Financial Profile With Multiple Growth Levers 112 173 071 7 Organization Built on Strong Culture & an Exceptional Leadership Team Source and Footnotes Guideline 16 No content left No content right of this line of this line No content left No content right of this line of this line Key Investment Highlights Place content Place content below this line below this line 1 Leading Player in a Massive Market With Structural Tailwinds 000 089 150 2 Best-In-Class Broker Experience Leading to #1 Wholesale Market Position 247 137 052 Technology and Data & Analytics Support Continued Pole Position 3 112 048 160 4 Accelerating Scale Drives Faster Speed, Better Service, and Lower Cost 053 160 146 5 Resilient Platform With Ability to Scale in Every Rate Environment 091 155 213 6 Compelling Financial Profile With Multiple Growth Levers 112 173 071 7 Organization Built on Strong Culture & an Exceptional Leadership Team Source and Footnotes Guideline 16 No content left No content right of this line of this line

No content left No content right of this line of this line 1 Leading Player In A Massive Market... Place content Place content below this line below this line Gigantic End Market... ...With Significant Room for Consolidation Q2’20 Balance Outstanding ($Tn) Combined Market Share of Top 2 Players (%) 000 Mortgage Market 089 150 65% 247 62% 137 052 10.9 112 46% 048 160 42% 35% Other 053 160 Consumer, 29% 146 0.4 HELOC, 0.4 091 155 213 11% Student, Credit 1.5 112 173 Card, 0.9 071 Auto, (1) 1.3 Mortgage ETF Retail eCommerce Tax Prep Online Travel Auto Total: 4.5 Managers Brokerage Agencies Insurance Source and Footnotes Guideline Other Lending Source: New York Fed, Bureau of Economic Analysis, Mortgage Bankers Association, Inside Mortgage Finance, Nilson, MeasureOne, BigWheels, Willis Towers Watson, Insurance Information Institute Notes: 1. Represents direct lenders market share for year end 2019 17 No content left No content right of this line of this line No content left No content right of this line of this line 1 Leading Player In A Massive Market... Place content Place content below this line below this line Gigantic End Market... ...With Significant Room for Consolidation Q2’20 Balance Outstanding ($Tn) Combined Market Share of Top 2 Players (%) 000 Mortgage Market 089 150 65% 247 62% 137 052 10.9 112 46% 048 160 42% 35% Other 053 160 Consumer, 29% 146 0.4 HELOC, 0.4 091 155 213 11% Student, Credit 1.5 112 173 Card, 0.9 071 Auto, (1) 1.3 Mortgage ETF Retail eCommerce Tax Prep Online Travel Auto Total: 4.5 Managers Brokerage Agencies Insurance Source and Footnotes Guideline Other Lending Source: New York Fed, Bureau of Economic Analysis, Mortgage Bankers Association, Inside Mortgage Finance, Nilson, MeasureOne, BigWheels, Willis Towers Watson, Insurance Information Institute Notes: 1. Represents direct lenders market share for year end 2019 17 No content left No content right of this line of this line

No content left No content right of this line of this line 1 ...With Structural Tailwinds Wholesale Channel Share Expected to Grow, Supported by Trends in Broader Financial Services Place content Place content Wholesale Channel Share of Overall Mortgage Market Case Study – Wealth Management below this line below this line (%), Last 4 Years (1) Trend Across Financial Services of More Independent Advisory 000 089 33% 150 Shift Towards Independents Independents Have Gained in U.S. Wealth Mirrors Trends Market Share by Both Client Behind Mortgage Broker Growth Assets and Advisor Headcount 247 137 Independent Market Share 052 • Post financial crisis migration Advisor Client of brokers and advisors Assets Headcount away from banks 112 048 160 • Open architecture 2007 29% 38% construct and more focused product offering achieves 053 21% 160 clearer alignment of interest 2012 33% 146 20% 38% with clients • Independence gives 17% 091 155 16% advisors more control of 2017 37% 39% 213 15% customer relationship • Significant regulatory 112 45% 2022E 43% 173 barriers to entry for new 071 providers 2016 2017 2018 2019 2020E 2026E Source and Footnotes Guideline Source: Cerulli Intermediary Distribution, IMF data (historicals), Wall Street Research, MBA and Fannie Mae estimates (overall market), Company estimates (wholesale share) Notes: 1. Independents represent IBD, RIA and Hybrid RIAs; non-independents represent wirehouses, regional broker-dealers and insurance broker-dealers 18 No content left No content right of this line of this line Note: 1. […] 2. […] No content left No content right of this line of this line 1 ...With Structural Tailwinds Wholesale Channel Share Expected to Grow, Supported by Trends in Broader Financial Services Place content Place content Wholesale Channel Share of Overall Mortgage Market Case Study – Wealth Management below this line below this line (%), Last 4 Years (1) Trend Across Financial Services of More Independent Advisory 000 089 33% 150 Shift Towards Independents Independents Have Gained in U.S. Wealth Mirrors Trends Market Share by Both Client Behind Mortgage Broker Growth Assets and Advisor Headcount 247 137 Independent Market Share 052 • Post financial crisis migration Advisor Client of brokers and advisors Assets Headcount away from banks 112 048 160 • Open architecture 2007 29% 38% construct and more focused product offering achieves 053 21% 160 clearer alignment of interest 2012 33% 146 20% 38% with clients • Independence gives 17% 091 155 16% advisors more control of 2017 37% 39% 213 15% customer relationship • Significant regulatory 112 45% 2022E 43% 173 barriers to entry for new 071 providers 2016 2017 2018 2019 2020E 2026E Source and Footnotes Guideline Source: Cerulli Intermediary Distribution, IMF data (historicals), Wall Street Research, MBA and Fannie Mae estimates (overall market), Company estimates (wholesale share) Notes: 1. Independents represent IBD, RIA and Hybrid RIAs; non-independents represent wirehouses, regional broker-dealers and insurance broker-dealers 18 No content left No content right of this line of this line Note: 1. […] 2. […]

No content left No content right of this line of this line 1 ...With Structural Tailwinds (cont’d) Shifting Demographics and Steady Home Price Appreciation Driving Higher Mortgage Purchase Volumes Young Adults at Inflection Point in Headship Rates Household Formation Rates Increasing for Important Cohorts Place content Place content below this line below this line Population (MM) (%) (%) 30% of Population 25 70 60 000 089 40 60 20 150 50 20 15 0 40 247 (20) 30 10 137 (40) 20 052 5 (60) 10 (80) 0 0 2011 2012 2013 2014 2015 2016 2017 2018 15 to 19 20 to 24 25 to 29 30 to 34 35 to 39 40 to 44 45 to 49 50 to 54 55 to 59 60 to 64 65 to 69 70 to 74 112 048 Under 35 years 35 to 44 years Population (left) Headship Rate (right) 160 New Home Sales and Existing Home Sales Purchase Volume Aided by Steady House Price Appreciation 053 160 SAAR (000s) Median Sale Price ($) 146 7,500 340,000 6,547 6,252 6,162 091 6,500 6,001 6,016 5,958 320,000 5,825 5,740 769 155 734 624 5,360 213 561 685 617 300,000 5,500 503 698 440 280,000 4,500 5,778 260,000 112 5,538 5,518 5,440 5,341 5,331 5,237 5,127 4,920 173 3,500 240,000 071 220,000 2,500 2014 2015 2016 2017 2018 2019 2020E 2021E 2022E 200,000 Source and 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Footnotes Guideline Existing sales New sales Source: US Census Bureau Notes: 1. Headship rates indicate how many people are counted as heads of households and help determining how many households are forming that will need housing 19 No content left No content right of this line of this line No content left No content right of this line of this line 1 ...With Structural Tailwinds (cont’d) Shifting Demographics and Steady Home Price Appreciation Driving Higher Mortgage Purchase Volumes Young Adults at Inflection Point in Headship Rates Household Formation Rates Increasing for Important Cohorts Place content Place content below this line below this line Population (MM) (%) (%) 30% of Population 25 70 60 000 089 40 60 20 150 50 20 15 0 40 247 (20) 30 10 137 (40) 20 052 5 (60) 10 (80) 0 0 2011 2012 2013 2014 2015 2016 2017 2018 15 to 19 20 to 24 25 to 29 30 to 34 35 to 39 40 to 44 45 to 49 50 to 54 55 to 59 60 to 64 65 to 69 70 to 74 112 048 Under 35 years 35 to 44 years Population (left) Headship Rate (right) 160 New Home Sales and Existing Home Sales Purchase Volume Aided by Steady House Price Appreciation 053 160 SAAR (000s) Median Sale Price ($) 146 7,500 340,000 6,547 6,252 6,162 091 6,500 6,001 6,016 5,958 320,000 5,825 5,740 769 155 734 624 5,360 213 561 685 617 300,000 5,500 503 698 440 280,000 4,500 5,778 260,000 112 5,538 5,518 5,440 5,341 5,331 5,237 5,127 4,920 173 3,500 240,000 071 220,000 2,500 2014 2015 2016 2017 2018 2019 2020E 2021E 2022E 200,000 Source and 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Footnotes Guideline Existing sales New sales Source: US Census Bureau Notes: 1. Headship rates indicate how many people are counted as heads of households and help determining how many households are forming that will need housing 19 No content left No content right of this line of this line

No content left No content right of this line of this line 1 ...With Structural Tailwinds (cont’d) Lower for Longer Rate Environment Boosting Refi Volume Place content Place content below this line below this line Early Days in a Multiyear Refi Boom (%) Current 000 Mortgage 100 089 Rate: 2.91% 150 $10.9Tn 80 Current Mortgage Debt Outstanding ~4 Years Mortgage 60 In-The-Money To Refinance 247 Rate +50bps: For a Refi 137 89% All Mortgages 40 3.41% 052 $2.5-3Tn 20 Peak Origination Capacity 0 112 048 3.00% 3.25% 3.50% 3.75% 4.00% 4.25% 4.50% 4.75% 5.00% 5.25% 5.50% 5.75% 6.00% 6.25% 6.50% 6.75% 7.00% 160 Mortgage Interest Rate Non-Homeowner Homeowner 053 Attractive Spreads Likely to Remain Elevated Given Capacity Constraints 160 146 250 (1) Primary rate: Avg. 30-year fixed mortgage rate 200 (2) 091 Secondary rate: 30-year FMNA current coupon 155 213 150 Primary – secondary spread 100 Current 174 112 173 1 year average 145 50 071 2 year average 119 0 3 year average 106 Source and Aug-17 Mar-18 Oct-18 Jun-19 Jan-20 Aug-20 Footnotes Guideline Source: US Census Data, FactSet, Bloomberg Notes: 1. Represents FactSet 30-year fixed mortgage rate 2. 30-year FMNA current coupon based on Bloomberg MTGEFNCL Index 20 No content left No content right of this line of this line Primary - secodnary spread (bps) No content left No content right of this line of this line 1 ...With Structural Tailwinds (cont’d) Lower for Longer Rate Environment Boosting Refi Volume Place content Place content below this line below this line Early Days in a Multiyear Refi Boom (%) Current 000 Mortgage 100 089 Rate: 2.91% 150 $10.9Tn 80 Current Mortgage Debt Outstanding ~4 Years Mortgage 60 In-The-Money To Refinance 247 Rate +50bps: For a Refi 137 89% All Mortgages 40 3.41% 052 $2.5-3Tn 20 Peak Origination Capacity 0 112 048 3.00% 3.25% 3.50% 3.75% 4.00% 4.25% 4.50% 4.75% 5.00% 5.25% 5.50% 5.75% 6.00% 6.25% 6.50% 6.75% 7.00% 160 Mortgage Interest Rate Non-Homeowner Homeowner 053 Attractive Spreads Likely to Remain Elevated Given Capacity Constraints 160 146 250 (1) Primary rate: Avg. 30-year fixed mortgage rate 200 (2) 091 Secondary rate: 30-year FMNA current coupon 155 213 150 Primary – secondary spread 100 Current 174 112 173 1 year average 145 50 071 2 year average 119 0 3 year average 106 Source and Aug-17 Mar-18 Oct-18 Jun-19 Jan-20 Aug-20 Footnotes Guideline Source: US Census Data, FactSet, Bloomberg Notes: 1. Represents FactSet 30-year fixed mortgage rate 2. 30-year FMNA current coupon based on Bloomberg MTGEFNCL Index 20 No content left No content right of this line of this line Primary - secodnary spread (bps)

No content left No content right of this line of this line 2 Best-in-Class Broker Experience Leading to #1 Wholesale Market Position UWM Provides White-labeled Proprietary Technology and Marketing Tools to Brokers Place content Place content below this line below this line Broker 000 089 150 247 137 052 Closing and Post-Close Customer Acquisition Application and Underwriting 112 Relationship 048 160 • Referred to as “Uclose” • Customizable emails, flyers, videos, social media, and other branding • Referred to as “EASE (Easiest • Tool allowing brokers to facilitate and 053 Application System Ever)” 160 • Integrates other UWM software to turn control the closing process, notably 146 leads into applications timing, doc generation, and title • Auto generates necessary docs for company interaction broker and UWM • Enables on-the-spot change 091 • Facilitates brokers’ social media posts 155 213 - Schedule 30 days in advance - Customized or templated content • Referred to as “Client Connect” 112 • Monitors home equity, new listings, 173 • Processes designed in conjunction with 071 rates and more to provide relevant “DocHub” to maximize efficiency • Enables the brokers to appear as large updates to brokers to connect with and credible institutions past clients Source and Footnotes Guideline Industry Leading Broker Retention Driving Maximizing Wallet Share 21 No content left No content right of this line of this line Note: 1. […] 2. […] White Marketing Brand Label Calendar Builder Document Document Management Generation System Closing Process Update Tool Tool No content left No content right of this line of this line 2 Best-in-Class Broker Experience Leading to #1 Wholesale Market Position UWM Provides White-labeled Proprietary Technology and Marketing Tools to Brokers Place content Place content below this line below this line Broker 000 089 150 247 137 052 Closing and Post-Close Customer Acquisition Application and Underwriting 112 Relationship 048 160 • Referred to as “Uclose” • Customizable emails, flyers, videos, social media, and other branding • Referred to as “EASE (Easiest • Tool allowing brokers to facilitate and 053 Application System Ever)” 160 • Integrates other UWM software to turn control the closing process, notably 146 leads into applications timing, doc generation, and title • Auto generates necessary docs for company interaction broker and UWM • Enables on-the-spot change 091 • Facilitates brokers’ social media posts 155 213 - Schedule 30 days in advance - Customized or templated content • Referred to as “Client Connect” 112 • Monitors home equity, new listings, 173 • Processes designed in conjunction with 071 rates and more to provide relevant “DocHub” to maximize efficiency • Enables the brokers to appear as large updates to brokers to connect with and credible institutions past clients Source and Footnotes Guideline Industry Leading Broker Retention Driving Maximizing Wallet Share 21 No content left No content right of this line of this line Note: 1. […] 2. […] White Marketing Brand Label Calendar Builder Document Document Management Generation System Closing Process Update Tool Tool

No content left No content right of this line of this line 2 Best-in-Class Broker Experience Leading to #1 Wholesale Market Position Place content Place content below this line below this line Average Broker Shop 000 089 • 4 Loan Officers 150 • 1 Processor • Local Focus 247 137 • 15-20 loans / month 052 112 Offering 048 160 Transformed by UWM 053 Technology 160 146 091 155 213 112 173 071 Source and Footnotes Guideline 22 No content left No content right of this line of this line No content left No content right of this line of this line 2 Best-in-Class Broker Experience Leading to #1 Wholesale Market Position Place content Place content below this line below this line Average Broker Shop 000 089 • 4 Loan Officers 150 • 1 Processor • Local Focus 247 137 • 15-20 loans / month 052 112 Offering 048 160 Transformed by UWM 053 Technology 160 146 091 155 213 112 173 071 Source and Footnotes Guideline 22 No content left No content right of this line of this line

No content left No content right of this line of this line 2 Best-in-Class Broker Experience Leading to #1 Wholesale Market Position Differentiated Experience Drives Large and Diversified Broker Customer Base Place content Place content below this line below this line White Glove 100% Focused on Leading Edge Service at Broker Channel Technology 000 Lightning Speed 089 150 247 137 052 112 Unique Loan Officers and Further Growth Opportunity Diversified Platform 048 160 2020 YTD Revenue Contribution 59,968 053 Top 5 Brokers 160 146 48,749 4% Top 6-20 Brokers 6% 091 32,212 32,226 31,061 155 29,521 213 26,717 23,661 20,518 16,519 13,115 13,462 12,456 112 10,544 173 6,820 5,075 071 3,671 2,461 All Other Brokers 2015 2016 2017 2018 2019 2020 Source and Footnotes Guideline 90% Active LOs with UWM Submitted 1 Loan LOs submitted >6 loans with UWM 23 No content left No content right of this line of this line No content left No content right of this line of this line 2 Best-in-Class Broker Experience Leading to #1 Wholesale Market Position Differentiated Experience Drives Large and Diversified Broker Customer Base Place content Place content below this line below this line White Glove 100% Focused on Leading Edge Service at Broker Channel Technology 000 Lightning Speed 089 150 247 137 052 112 Unique Loan Officers and Further Growth Opportunity Diversified Platform 048 160 2020 YTD Revenue Contribution 59,968 053 Top 5 Brokers 160 146 48,749 4% Top 6-20 Brokers 6% 091 32,212 32,226 31,061 155 29,521 213 26,717 23,661 20,518 16,519 13,115 13,462 12,456 112 10,544 173 6,820 5,075 071 3,671 2,461 All Other Brokers 2015 2016 2017 2018 2019 2020 Source and Footnotes Guideline 90% Active LOs with UWM Submitted 1 Loan LOs submitted >6 loans with UWM 23 No content left No content right of this line of this line

No content left No content right of this line of this line 3 Technology and Data & Analytics... Sophisticated and Dynamic Pricing Engine Customized for Various Broker Cohorts Place content Place content below this line below this line Daily Market Surveillance and Monitoring Allows UWM to Continuous Monitoring of Broker Wallet Share Appropriately Price, Track & Engage With Brokers 000 089 150 Operational Efficiency 247 137 052 Price Sensitivity 112 048 160 Overall Size of Client Ex: Top 25 Wins Broker 1 Broker 2 053 Data-Driven Client Segmentation and Sales Force Team Rate Sheet Mar Apr May 3 Month Avg. Broker 160 Mapping A Inferno + 1,647 1,418 1,143 1,403 146 Purchase vs. Refi Mix Inferno + 489 385 402 425 B C Inferno + 35 111 103 83 Ex: Top 25 Losses 091 155 Rate Sheet Mar Apr May 3 Month Avg. Broker 213 Preferred Lenders A Inferno + 436 281 4 240 Inferno + 239 193 5 146 B C Inferno + 137 217 31 128 112 173 Market Share Opportunities 071 Source and Footnotes Guideline Prepayment Speed Experience 24 No content left No content right of this line of this line No content left No content right of this line of this line 3 Technology and Data & Analytics... Sophisticated and Dynamic Pricing Engine Customized for Various Broker Cohorts Place content Place content below this line below this line Daily Market Surveillance and Monitoring Allows UWM to Continuous Monitoring of Broker Wallet Share Appropriately Price, Track & Engage With Brokers 000 089 150 Operational Efficiency 247 137 052 Price Sensitivity 112 048 160 Overall Size of Client Ex: Top 25 Wins Broker 1 Broker 2 053 Data-Driven Client Segmentation and Sales Force Team Rate Sheet Mar Apr May 3 Month Avg. Broker 160 Mapping A Inferno + 1,647 1,418 1,143 1,403 146 Purchase vs. Refi Mix Inferno + 489 385 402 425 B C Inferno + 35 111 103 83 Ex: Top 25 Losses 091 155 Rate Sheet Mar Apr May 3 Month Avg. Broker 213 Preferred Lenders A Inferno + 436 281 4 240 Inferno + 239 193 5 146 B C Inferno + 137 217 31 128 112 173 Market Share Opportunities 071 Source and Footnotes Guideline Prepayment Speed Experience 24 No content left No content right of this line of this line

No content left No content right of this line of this line 3 ...Support Continued Pole Position Place content Place content UWM Origination Volume Wholesale Share of Overall Market and UWM Share below this line below this line ($Bn) (%) 33% 000 33% 089 150 240 $153Bn 247 LTM Aug. ‘20 137 210 052 200 21% 22% 112 20% 048 160 17% 16% 15% 15% 14% 15% 053 108 160 146 11% 091 8% 155 42 213 7% 30 23 13 9 112 173 071 2014 2015 2016 2017 2018 2019 2020E 2021E 2022E 2014 2015 2016 2017 2018 2019 2020E 2026E Wholesale Channel Market Share UWM Wholesale Market Share Source and Footnotes Guideline UWM Origination Volume Has Grown Exponentially, Along With Market Share in a Growing Wholesale Channel Source: IMF data (historicals), Wall Street Research, MBA and Fannie Mae estimates (overall market), Company estimates (wholesale share) 25 No content left No content right of this line of this line No content left No content right of this line of this line 3 ...Support Continued Pole Position Place content Place content UWM Origination Volume Wholesale Share of Overall Market and UWM Share below this line below this line ($Bn) (%) 33% 000 33% 089 150 240 $153Bn 247 LTM Aug. ‘20 137 210 052 200 21% 22% 112 20% 048 160 17% 16% 15% 15% 14% 15% 053 108 160 146 11% 091 8% 155 42 213 7% 30 23 13 9 112 173 071 2014 2015 2016 2017 2018 2019 2020E 2021E 2022E 2014 2015 2016 2017 2018 2019 2020E 2026E Wholesale Channel Market Share UWM Wholesale Market Share Source and Footnotes Guideline UWM Origination Volume Has Grown Exponentially, Along With Market Share in a Growing Wholesale Channel Source: IMF data (historicals), Wall Street Research, MBA and Fannie Mae estimates (overall market), Company estimates (wholesale share) 25 No content left No content right of this line of this line

No content left No content right of this line of this line 4 Accelerating Scale Drives Faster Speed, Better Service, and Lower Cost Place content Place content Faster Close Time... … More Efficient… 1 2 below this line below this line Application to Ready-to-Close 2019 Avg. Loans per Month per Production Team Member 8.8 (1) 000 089 ~17 Days 6.7 150 247 vs. 137 2.3 052 (1) 29 Days 47 Days Industry Avg. 112 UWM Rocket MBA Avg 048 160 … Lower Cost... … And Happiest Customers 3 4 053 ($) Costs to Originate (2019) NPS Score 160 146 86 8,872 8,402 74 091 7,282 155 61 213 55 54 52 52 Current: 6,625 112 173 071 Source and Footnotes Guideline UWM Wholesale Channel Retail Channel (1) (2) (10) Source: MBA, Stratmor Notes: 1. UWM data represents LTM July 2020; Rocket data represents 2020 Q1 26 No content left No content right of this line of this line No content left No content right of this line of this line 4 Accelerating Scale Drives Faster Speed, Better Service, and Lower Cost Place content Place content Faster Close Time... … More Efficient… 1 2 below this line below this line Application to Ready-to-Close 2019 Avg. Loans per Month per Production Team Member 8.8 (1) 000 089 ~17 Days 6.7 150 247 vs. 137 2.3 052 (1) 29 Days 47 Days Industry Avg. 112 UWM Rocket MBA Avg 048 160 … Lower Cost... … And Happiest Customers 3 4 053 ($) Costs to Originate (2019) NPS Score 160 146 86 8,872 8,402 74 091 7,282 155 61 213 55 54 52 52 Current: 6,625 112 173 071 Source and Footnotes Guideline UWM Wholesale Channel Retail Channel (1) (2) (10) Source: MBA, Stratmor Notes: 1. UWM data represents LTM July 2020; Rocket data represents 2020 Q1 26 No content left No content right of this line of this line

2012 Data to come from Company No content left No content right of this line of this line Resilient Platform With Ability To Scale In Every Rate Environment 5 Company to Provide GoS margin over past 5 years Place content Place content Total Originations Growth Gain Margin Relative to 10Y Treasury Rate MS to summarize table to below this line below this line (%) showcase UWM stability & Gain Margin, 10Y US Treasury purchase orientation (bps, %) 000 250 3.5 089 159 150 215.0 3.0 75 70 247 55 46 41 137 200 29 052 178.7 2.5 (3) (10) 112 152.8 (1) 048 150 2018 2019 2020 Ann. 160 137.2 137.2 2.0 Industry Rocket UWM 126.8 113.8 053 Purchase Originations Growth Rates 160 1.5 146 (%) 94.0 100 80.5 72 70 091 1.0 155 36 213 22 50 11 1 0 0.5 112 173 (16) 071 (17) (1) 0 0.0 2018 2019 2020 Ann. 2012 2013 2014 2015 2016 2017 2018 2019 1H'2020 Source and Footnotes Guideline All-In Margin (LHS) 10Y UST (RHS) Industry Rocket UWM Source: IMF industry data, company materials, Capital IQ Notes: 1. Annualized figures based off 1H’20 data. Purchase originations annualized based off 1Q’20 data 27 No content left No content right of this line of this line Note: 1. […] 2. […] 2012 Data to come from Company No content left No content right of this line of this line Resilient Platform With Ability To Scale In Every Rate Environment 5 Company to Provide GoS margin over past 5 years Place content Place content Total Originations Growth Gain Margin Relative to 10Y Treasury Rate MS to summarize table to below this line below this line (%) showcase UWM stability & Gain Margin, 10Y US Treasury purchase orientation (bps, %) 000 250 3.5 089 159 150 215.0 3.0 75 70 247 55 46 41 137 200 29 052 178.7 2.5 (3) (10) 112 152.8 (1) 048 150 2018 2019 2020 Ann. 160 137.2 137.2 2.0 Industry Rocket UWM 126.8 113.8 053 Purchase Originations Growth Rates 160 1.5 146 (%) 94.0 100 80.5 72 70 091 1.0 155 36 213 22 50 11 1 0 0.5 112 173 (16) 071 (17) (1) 0 0.0 2018 2019 2020 Ann. 2012 2013 2014 2015 2016 2017 2018 2019 1H'2020 Source and Footnotes Guideline All-In Margin (LHS) 10Y UST (RHS) Industry Rocket UWM Source: IMF industry data, company materials, Capital IQ Notes: 1. Annualized figures based off 1H’20 data. Purchase originations annualized based off 1Q’20 data 27 No content left No content right of this line of this line Note: 1. […] 2. […]

No content left No content right of this line of this line 5 MSR Retention Strategy to Further Provide A Natural Hedge Across Rate Environments Place content Place content Servicing Portfolio Growth below this line below this line ($Bn) 000 089 150 ü Source of recurring and predictable cash revenue 501 247 137 052 ü Creates a financeable / sellable asset 112 048 that can act as a source of liquidity if 355 160 Checkmark bullet points required Several strategic benefits to retaining MSRs 053 160 - Source of recurring and predictable cash 146 revenue ü Provides natural hedge in every rate 208 - Provides readily available financial asset that environment 091 can act as a source of liquidity if required 155 - Easier to ensure compliance ________ [ ] 213 - Provides natural hedge in every rate environment (counter cyclical to origination 70 o Counter - cyclical to origination business) 112 173 071 business Source and 2019A 2020E 2021E 2022E Footnotes Guideline 28 No content left No content right of this line of this line No content left No content right of this line of this line 5 MSR Retention Strategy to Further Provide A Natural Hedge Across Rate Environments Place content Place content Servicing Portfolio Growth below this line below this line ($Bn) 000 089 150 ü Source of recurring and predictable cash revenue 501 247 137 052 ü Creates a financeable / sellable asset 112 048 that can act as a source of liquidity if 355 160 Checkmark bullet points required Several strategic benefits to retaining MSRs 053 160 - Source of recurring and predictable cash 146 revenue ü Provides natural hedge in every rate 208 - Provides readily available financial asset that environment 091 can act as a source of liquidity if required 155 - Easier to ensure compliance ________ [ ] 213 - Provides natural hedge in every rate environment (counter cyclical to origination 70 o Counter - cyclical to origination business) 112 173 071 business Source and 2019A 2020E 2021E 2022E Footnotes Guideline 28 No content left No content right of this line of this line

No content left No content right of this line of this line 6 Compelling Financial Profile... Originations Place content Place content ($Bn) below this line below this line Model minimizes 240 210 Balance sheet light 200 credit risk 000 089 108 150 42 1H’20: 30 74 247 137 Fully developed technology platform with 2017 2018 2019 2020E 2021E 2022E 052 significant operational leverage Revenue ($MM) 112 048 5,357 160 4,694 4,607 Exponential growth and profitability potential 053 160 1,276 1H’20: 146 594 495 1,286 2017 2018 2019 2020E 2021E 2022E 091 (1) 155 Adj. Net Income Margin Large and liquid capital markets strategy 213 (%) - Heavy investments in tech - New campus 48% - Price elasticity test & learn 36% 112 1H’20: 33% 173 38% 25% 071 Minimal incremental 17% Variable expense 11% borrower acquisition structure Source and cost Footnotes Guideline 2017 2018 2019 2020E 2021E 2022E Source: Company information Notes: 29 1. Tax adjusted using 27% rate No content left No content right of this line of this line No content left No content right of this line of this line 6 Compelling Financial Profile... Originations Place content Place content ($Bn) below this line below this line Model minimizes 240 210 Balance sheet light 200 credit risk 000 089 108 150 42 1H’20: 30 74 247 137 Fully developed technology platform with 2017 2018 2019 2020E 2021E 2022E 052 significant operational leverage Revenue ($MM) 112 048 5,357 160 4,694 4,607 Exponential growth and profitability potential 053 160 1,276 1H’20: 146 594 495 1,286 2017 2018 2019 2020E 2021E 2022E 091 (1) 155 Adj. Net Income Margin Large and liquid capital markets strategy 213 (%) - Heavy investments in tech - New campus 48% - Price elasticity test & learn 36% 112 1H’20: 33% 173 38% 25% 071 Minimal incremental 17% Variable expense 11% borrower acquisition structure Source and cost Footnotes Guideline 2017 2018 2019 2020E 2021E 2022E Source: Company information Notes: 29 1. Tax adjusted using 27% rate No content left No content right of this line of this line

No content left No content right of this line of this line 6 … With Multiple Growth Levers Company to Provide GoS margin over past 5 years Place content Place content MS to summarize table to below this line below this line showcase UWM stability & Indexed YoY Total Originations Growth Since 2015 Sector Wide Tailwinds purchase orientation (%) 000 • Wholesale market expected to gain share of overall originations driven 089 823 150 by tech-enabled efficiencies • Pent-up demand from millennials who are currently lagging in the homeownership rates 247 137 • Low rate environment provides massive refi opportunities in the near-term 052 112 Continued Market Share Gains 048 160 • Exceptional service to continue to accelerate wallet share gains with existing brokers 053 • Dedicated sales team focused on broker adoption 160 318 146 225 Continued Investment in Product Offerings 091 186 176 155 213 138 122 • Sustained technology investment to maintain & increase edge against 119 110 105 107 100 100 100 94 competition 112 173 071 Potential Ancillary Offerings 2015 2016 2017 2018 2019 Source and Footnotes Guideline • Ability to provide additional value to existing client base and borrowers Industry Rocket UWM 30 No content left No content right of this line of this line Note: 1. […] 2. […] No content left No content right of this line of this line 6 … With Multiple Growth Levers Company to Provide GoS margin over past 5 years Place content Place content MS to summarize table to below this line below this line showcase UWM stability & Indexed YoY Total Originations Growth Since 2015 Sector Wide Tailwinds purchase orientation (%) 000 • Wholesale market expected to gain share of overall originations driven 089 823 150 by tech-enabled efficiencies • Pent-up demand from millennials who are currently lagging in the homeownership rates 247 137 • Low rate environment provides massive refi opportunities in the near-term 052 112 Continued Market Share Gains 048 160 • Exceptional service to continue to accelerate wallet share gains with existing brokers 053 • Dedicated sales team focused on broker adoption 160 318 146 225 Continued Investment in Product Offerings 091 186 176 155 213 138 122 • Sustained technology investment to maintain & increase edge against 119 110 105 107 100 100 100 94 competition 112 173 071 Potential Ancillary Offerings 2015 2016 2017 2018 2019 Source and Footnotes Guideline • Ability to provide additional value to existing client base and borrowers Industry Rocket UWM 30 No content left No content right of this line of this line Note: 1. […] 2. […]

No content left No content right of this line of this line 7 Organization Built On Strong Culture & An Exceptional Leadership Team Transformation Under Mat’s Leadership Place content Place content below this line below this line Originations ($Bn) 200 000 089 150 TIM FORRESTER MAT ISHBIA MELINDA WILNER PRESIDENT/CEO CHIEF FINANCIAL OFFICER CHIEF OPERATING OFFICER 4 247 137 052 2013 2020E Total Market Share (%) 112 6.7% 048 160 053 160 ALEX ELEZAJ SARAH DECIANTIS JASON BRESSLER 0.2% 146 CHIEF STRATEGY OFFICER CHIEF MARKETING OFFICER CHIEF TECHNOLOGY OFFICER 2013 2020E 091 Team Members 155 213 6,585 112 173 071 1,102 KATIE FOSTER MATTHEW ROSLIN KIRSTIN HAMMOND Source and 2013 YTD EVP, HEAD OF CAPITAL MARKETS CHIEF RISK OFFICER EVP, LEGAL AFFAIRS, SPECIAL PROJECTS Footnotes Guideline 31 No content left No content right of this line of this line No content left No content right of this line of this line 7 Organization Built On Strong Culture & An Exceptional Leadership Team Transformation Under Mat’s Leadership Place content Place content below this line below this line Originations ($Bn) 200 000 089 150 TIM FORRESTER MAT ISHBIA MELINDA WILNER PRESIDENT/CEO CHIEF FINANCIAL OFFICER CHIEF OPERATING OFFICER 4 247 137 052 2013 2020E Total Market Share (%) 112 6.7% 048 160 053 160 ALEX ELEZAJ SARAH DECIANTIS JASON BRESSLER 0.2% 146 CHIEF STRATEGY OFFICER CHIEF MARKETING OFFICER CHIEF TECHNOLOGY OFFICER 2013 2020E 091 Team Members 155 213 6,585 112 173 071 1,102 KATIE FOSTER MATTHEW ROSLIN KIRSTIN HAMMOND Source and 2013 YTD EVP, HEAD OF CAPITAL MARKETS CHIEF RISK OFFICER EVP, LEGAL AFFAIRS, SPECIAL PROJECTS Footnotes Guideline 31 No content left No content right of this line of this line

No content left No content right of this line of this line 7 Organization Built On Strong Culture & An Exceptional Leadership Place content Place content below this line below this line 000 • 100% family owned business 089 150 with dedicated management from Mat Ishbia (CEO) and 247 oversight provided by Jeff 137 052 Ishbia (Founder and Chairman) 112 048 160 • Committed to 6 core pillars and principles 053 160 146 • People are at the focal point; 091 91% retention rate 155 213 112 173 071 Source and Footnotes Guideline 32 No content left No content right of this line of this line No content left No content right of this line of this line 7 Organization Built On Strong Culture & An Exceptional Leadership Place content Place content below this line below this line 000 • 100% family owned business 089 150 with dedicated management from Mat Ishbia (CEO) and 247 oversight provided by Jeff 137 052 Ishbia (Founder and Chairman) 112 048 160 • Committed to 6 core pillars and principles 053 160 146 • People are at the focal point; 091 91% retention rate 155 213 112 173 071 Source and Footnotes Guideline 32 No content left No content right of this line of this line

04 Financial Overview 04 Financial Overview

No content left No content right of this line of this line Historical Originations Overview Origination Volume Place content Place content Commentary (1) below this line below this line 1.6% 2.5% 4.6% 4.6% ($Bn) Market Share 000 089 153 150 108 • Strong growth as wholesale channel continues to take market share, with originations growing 42 30 247 from $30bn in 2017 to $145bn LTM Aug’20 137 052 2017 2018 2019 LTM Aug.'20 • UWM has consistently been growing its share of 112 Purchase Volume 048 the market, with total market share growing (1) ($Bn) 160 1.5% 2.4% 3.9% 3.1% from 1.6% in 2017 to 4.6% LTM Q2’20 Market Share 053 50 160 42 • UWM has a high purchase mix, driving a 146 29 17 balanced model and positioning it for continued outperformance even when rates 091 155 2017 2018 2019 LTM Aug.'20 begin to rise 213 Refinance Volume (1) ($Bn) 2.0% 2.6% 6.5% 6.1% 112 173 071 111 Source and Footnotes Guideline 58 12 12 2017 2018 2019 LTM Aug.'20 Market Share 34 Notes: 1. Market share as of Q2’20 LTM No content left No content right of this line of this line No content left No content right of this line of this line Historical Originations Overview Origination Volume Place content Place content Commentary (1) below this line below this line 1.6% 2.5% 4.6% 4.6% ($Bn) Market Share 000 089 153 150 108 • Strong growth as wholesale channel continues to take market share, with originations growing 42 30 247 from $30bn in 2017 to $145bn LTM Aug’20 137 052 2017 2018 2019 LTM Aug.'20 • UWM has consistently been growing its share of 112 Purchase Volume 048 the market, with total market share growing (1) ($Bn) 160 1.5% 2.4% 3.9% 3.1% from 1.6% in 2017 to 4.6% LTM Q2’20 Market Share 053 50 160 42 • UWM has a high purchase mix, driving a 146 29 17 balanced model and positioning it for continued outperformance even when rates 091 155 2017 2018 2019 LTM Aug.'20 begin to rise 213 Refinance Volume (1) ($Bn) 2.0% 2.6% 6.5% 6.1% 112 173 071 111 Source and Footnotes Guideline 58 12 12 2017 2018 2019 LTM Aug.'20 Market Share 34 Notes: 1. Market share as of Q2’20 LTM No content left No content right of this line of this line

No content left No content right of this line of this line Historical Financial Overview (Cont’d) Place content Place content Revenue Adj. Net Income below this line below this line ($MM) ($MM) Adj. Net Income Margin (%) 000 089 17% 11% 25% 43% 150 1,307 3,051 247 137 052 112 048 160 1,276 053 160 318 146 594 495 84 091 67 155 213 2017 2018 2019 LTM Aug.'20 2017 2018 2019 LTM Aug.'20 112 173 071 Source and Footnotes Guideline Source: Company information 35 No content left No content right of this line of this line No content left No content right of this line of this line Historical Financial Overview (Cont’d) Place content Place content Revenue Adj. Net Income below this line below this line ($MM) ($MM) Adj. Net Income Margin (%) 000 089 17% 11% 25% 43% 150 1,307 3,051 247 137 052 112 048 160 1,276 053 160 318 146 594 495 84 091 67 155 213 2017 2018 2019 LTM Aug.'20 2017 2018 2019 LTM Aug.'20 112 173 071 Source and Footnotes Guideline Source: Company information 35 No content left No content right of this line of this line

No content left No content right of this line of this line Financial Projection – Key Assumptions Place content Place content below this line below this line • Industry forecast for total market originations: $3.0Tn in ’20E, $2.6Tn in ’21E, $2.6Tn in ’22E Market Originations and 000 • Growth of wholesale channel share in total market assumed: from 21% in ’20E to 23% in 089 Wholesale Share 150 ’22E, in-line with historical trends 247 137 052 • UWM wholesale market share growth assumptions: from 35% in ’20E to 40% in ’22E Market Share • UWM overall market share growth assumptions: from 6.7% in ’20E to 9.2% in ’22E 112 048 160 • All in Gain margin: 209bps in ’20E, 180bps in ’21E, 166bps in ’22E 053 160 146 Key Revenue and Expense • Number of employees: 6,897 employees in ’20E, 7,500 in ’21E and ’22E Assumptions • Salary and benefit cost increases of ~3% in line with inflation 091 155 213 112 • Days Held For Sale: 11 – 13 days 173 071 Key Balance Sheet Assumptions • Issuance of ~$1.2Bn unsecured debt in Q4 to add long term financing to capital structure; expect to have ~$1.4Bn of unrestricted cash at close of this transaction Source and Footnotes Guideline 36 No content left No content right of this line of this line No content left No content right of this line of this line Financial Projection – Key Assumptions Place content Place content below this line below this line • Industry forecast for total market originations: $3.0Tn in ’20E, $2.6Tn in ’21E, $2.6Tn in ’22E Market Originations and 000 • Growth of wholesale channel share in total market assumed: from 21% in ’20E to 23% in 089 Wholesale Share 150 ’22E, in-line with historical trends 247 137 052 • UWM wholesale market share growth assumptions: from 35% in ’20E to 40% in ’22E Market Share • UWM overall market share growth assumptions: from 6.7% in ’20E to 9.2% in ’22E 112 048 160 • All in Gain margin: 209bps in ’20E, 180bps in ’21E, 166bps in ’22E 053 160 146 Key Revenue and Expense • Number of employees: 6,897 employees in ’20E, 7,500 in ’21E and ’22E Assumptions • Salary and benefit cost increases of ~3% in line with inflation 091 155 213 112 • Days Held For Sale: 11 – 13 days 173 071 Key Balance Sheet Assumptions • Issuance of ~$1.2Bn unsecured debt in Q4 to add long term financing to capital structure; expect to have ~$1.4Bn of unrestricted cash at close of this transaction Source and Footnotes Guideline 36 No content left No content right of this line of this line

No content left No content right of this line of this line Financial Projection – Key Income Statement Metrics Origination Volume Net Revenue Market Share Gain Margin (bps) Place content Place content ($Bn) ($MM) below this line below this line (1) 114 81 94 180 209 180 166 240 1.6% 2.5% 4.6% 4.6% 210 200 5,357 000 August: 326 4,694 4,607 153 089 150 108 3,051 42 1,276 30 594 495 247 137 052 2017 2018 2019 LTM Aug.'20 2020 2021 2022 2017 2018 2019 LTM Aug.'20 2020 2021 2022 (2) (2) 2,198 Adj. Net Income Adj. Net Income Margin 112 48% 048 43% 1,763 1,690 ($MM) (%) 160 36% 33% 1,307 25% 17% 053 11% 160 318 146 84 67 2017 2018 2019 LTM Aug.'20 2020 2021 2022 2017 2018 2019 LTM Aug.'20 2020 2021 2022 091 155 (3) (3) Adj. EBITDA Adj. EBITDA Margin 213 3,172 ($MM) (%) 69% 2,542 2,456 61% 52% 47% 1,861 112 173 36% 071 26% 17% 459 129 104 Source and Footnotes Guideline 2017 2018 2019 LTM Aug. '20 2020 2021 2022 2017 2018 2019 LTM Aug.'20 2020 2021 2022 Source: Company information Notes: 1. Market share as of Q2’20 LTM 2. Tax adjusted using 27% rate 37 3. Adjusted for interest expense on non-funding debt, provision for income taxes, D&A of PP&E, impairment / (recovery) of MSRs, and deferred comp accrual / (payouts) No content left No content right of this line of this line No content left No content right of this line of this line Financial Projection – Key Income Statement Metrics Origination Volume Net Revenue Market Share Gain Margin (bps) Place content Place content ($Bn) ($MM) below this line below this line (1) 114 81 94 180 209 180 166 240 1.6% 2.5% 4.6% 4.6% 210 200 5,357 000 August: 326 4,694 4,607 153 089 150 108 3,051 42 1,276 30 594 495 247 137 052 2017 2018 2019 LTM Aug.'20 2020 2021 2022 2017 2018 2019 LTM Aug.'20 2020 2021 2022 (2) (2) 2,198 Adj. Net Income Adj. Net Income Margin 112 48% 048 43% 1,763 1,690 ($MM) (%) 160 36% 33% 1,307 25% 17% 053 11% 160 318 146 84 67 2017 2018 2019 LTM Aug.'20 2020 2021 2022 2017 2018 2019 LTM Aug.'20 2020 2021 2022 091 155 (3) (3) Adj. EBITDA Adj. EBITDA Margin 213 3,172 ($MM) (%) 69% 2,542 2,456 61% 52% 47% 1,861 112 173 36% 071 26% 17% 459 129 104 Source and Footnotes Guideline 2017 2018 2019 LTM Aug. '20 2020 2021 2022 2017 2018 2019 LTM Aug.'20 2020 2021 2022 Source: Company information Notes: 1. Market share as of Q2’20 LTM 2. Tax adjusted using 27% rate 37 3. Adjusted for interest expense on non-funding debt, provision for income taxes, D&A of PP&E, impairment / (recovery) of MSRs, and deferred comp accrual / (payouts) No content left No content right of this line of this line

05 Transaction Overview & Valuation Considerations 05 Transaction Overview & Valuation Considerations

No content left No content right of this line of this line Transaction Summary (1) Place content Place content • Pro forma fully diluted equity value of $16,052MM, 9.5x multiple of 2021E Net Income below this line below this line • Current owners will retain ~94% ownership in public UWM • The transaction is expected to close in Q4 2020 000 089 (2) 150 • UWM to target minimum unrestricted cash & cash equivalents balance of ~$1.4Bn Sources ($MM) Pro Forma Valuation ($MM) 247 137 052 (4) (3) Cash in Trust $425 Share Price $10.00 X Pro Forma Shares Outstanding 1,605.2 Proceeds from PIPE Raise $500 112 048 160 Seller Rollover $15,021 Pro Forma Equity Value $16,052 (1) Total Sources $15,946 Equity Value / 2021E Net Income $1,690 9.5x 053 160 146 (5) Uses ($MM) Pro Forma Ownership 091 155 GH IV Stockholders GH IV Sponsor 213 Seller Rollover $15,021 2.6% 0.7% (3) PIPE Investors Proceeds to Selling Shareholders 895 112 3.1% 173 Seller Rollover 071 Estimated Gores Holdings IV Deal Expenses 30 93.6% Source and Total Uses $15,946 Footnotes Guideline Notes: 1. 2021E Net Income of $1,690MM based on pre-tax income of $2,315MM and assumed tax rate of 27% 2. Target based on management’s current assessment of market conditions and liquidity & capital requirements to prudently operate the business 3. Assumes no Gores Holdings IV stockholder has exercised its redemption rights to receive cash from the trust account. This amount will be reduced by the amount of cash used to satisfy any redemptions 4. Not in $MM 39 5. Assumes a nominal share price of $10.00. Ownership excludes impact of earn out. Selling Shareholders to receive an additional earn out to vest over 4 share price hurdles (receive 24.1 MM shares at each of the following share prices: $13, $15, $17 and $19) No content left No content right of this line of this line No content left No content right of this line of this line Transaction Summary (1) Place content Place content • Pro forma fully diluted equity value of $16,052MM, 9.5x multiple of 2021E Net Income below this line below this line • Current owners will retain ~94% ownership in public UWM • The transaction is expected to close in Q4 2020 000 089 (2) 150 • UWM to target minimum unrestricted cash & cash equivalents balance of ~$1.4Bn Sources ($MM) Pro Forma Valuation ($MM) 247 137 052 (4) (3) Cash in Trust $425 Share Price $10.00 X Pro Forma Shares Outstanding 1,605.2 Proceeds from PIPE Raise $500 112 048 160 Seller Rollover $15,021 Pro Forma Equity Value $16,052 (1) Total Sources $15,946 Equity Value / 2021E Net Income $1,690 9.5x 053 160 146 (5) Uses ($MM) Pro Forma Ownership 091 155 GH IV Stockholders GH IV Sponsor 213 Seller Rollover $15,021 2.6% 0.7% (3) PIPE Investors Proceeds to Selling Shareholders 895 112 3.1% 173 Seller Rollover 071 Estimated Gores Holdings IV Deal Expenses 30 93.6% Source and Total Uses $15,946 Footnotes Guideline Notes: 1. 2021E Net Income of $1,690MM based on pre-tax income of $2,315MM and assumed tax rate of 27% 2. Target based on management’s current assessment of market conditions and liquidity & capital requirements to prudently operate the business 3. Assumes no Gores Holdings IV stockholder has exercised its redemption rights to receive cash from the trust account. This amount will be reduced by the amount of cash used to satisfy any redemptions 4. Not in $MM 39 5. Assumes a nominal share price of $10.00. Ownership excludes impact of earn out. Selling Shareholders to receive an additional earn out to vest over 4 share price hurdles (receive 24.1 MM shares at each of the following share prices: $13, $15, $17 and $19) No content left No content right of this line of this line

No content left No content right of this line of this line Exceptional Financial Outlook Relative to Peers... 2019A-2022E Revenue Growth CAGR 2019A-2022E EPS Growth CAGR (%) (%) Place content Place content below this line below this line 61% 80% 35% 000 24% 089 150 15% 14% 11% Median: 7.7% Median: 5.3% 10% 9% 7% 7% 4% 247 0% 1% 137 052 (1) (2%) (11%) 112 United Shore Rocket Blackstone First Republic Progressive BlackRock AmEx Charles United Shore Rocket Blackstone First Republic BlackRock Progressive AmEx Charles 048 Schwab Schwab 160 (2) 2021E Net Income Margin 2021E Dividend Payout Ratio 053 (%) (%) 160 146 84% 52% 091 Median: 43% Median: 24% 155 36% 46% 46% To be 31% 30% 41% 213 24% 24% determined at 26% 13% later date 14% 7% 0% 112 173 United Shore Rocket Blackstone BlackRock First Republic Charles AmEx Progressive United Shore Rocket Blackstone Progressive BlackRock Charles AmEx First Republic 071 Schwab Schwab Source and Footnotes Guideline Rocket Best-in-Class FIG Source: Wall Street Research Notes: Market data as of 9/18/2020 1. Represents 2019A-2022E earnings growth CAGR 2. Dividend Payout Ratio defined as dividend per share / earnings per share 40 No content left No content right of this line of this line No content left No content right of this line of this line Exceptional Financial Outlook Relative to Peers... 2019A-2022E Revenue Growth CAGR 2019A-2022E EPS Growth CAGR (%) (%) Place content Place content below this line below this line 61% 80% 35% 000 24% 089 150 15% 14% 11% Median: 7.7% Median: 5.3% 10% 9% 7% 7% 4% 247 0% 1% 137 052 (1) (2%) (11%) 112 United Shore Rocket Blackstone First Republic Progressive BlackRock AmEx Charles United Shore Rocket Blackstone First Republic BlackRock Progressive AmEx Charles 048 Schwab Schwab 160 (2) 2021E Net Income Margin 2021E Dividend Payout Ratio 053 (%) (%) 160 146 84% 52% 091 Median: 43% Median: 24% 155 36% 46% 46% To be 31% 30% 41% 213 24% 24% determined at 26% 13% later date 14% 7% 0% 112 173 United Shore Rocket Blackstone BlackRock First Republic Charles AmEx Progressive United Shore Rocket Blackstone Progressive BlackRock Charles AmEx First Republic 071 Schwab Schwab Source and Footnotes Guideline Rocket Best-in-Class FIG Source: Wall Street Research Notes: Market data as of 9/18/2020 1. Represents 2019A-2022E earnings growth CAGR 2. Dividend Payout Ratio defined as dividend per share / earnings per share 40 No content left No content right of this line of this line

No content left No content right of this line of this line ...With Attractive Entry Valuation Providing For Significant Return Potential Place content Place content below this line below this line 2021E Price / Earnings 2022E Price / Earnings 000 089 Median: 17.1x 150 Median: 15.0x 18.1x 19.0x 18.7x 16.8x 18.0x 16.4x 17.1x 16.8x 15.0x 14.7x 14.7x 15.6x 15.4x 11.9x 9.5x 9.1x 247 137 052 United Shore Rocket First Republic Charles Blackstone Progressive BlackRock AmEx United Shore Rocket Charles SchwabFirst Republic Progressive BlackRock Blackstone AmEx Schwab 112 048 160 053 (1) 160 2021E Price / Earnings / Growth 2021E Dividend Yield 146 (%) 091 5% To be Median: 2% 155 5.17 determined at 213 4.04 3% 3% Median: 1.90 2% later date 2.41 2% 1.39 1% 0.31 0.11 0% 112 United Shore Rocket Blackstone BlackRock Progressive Charles AmEx First Republic 173 Schwab (1.13) 071 (1.92) Source and Footnotes Guideline United Shore Rocket Progressive First Republic BlackRock Blackstone Charles AmEx Schwab Rocket Best-in-Class FIG Source: Wall Street Research Notes: Market data as of 9/18/2020 1. 2021E P/E/G calculated as P / 2021E / 19A - 21E earnings CAGR 41 No content left No content right of this line of this line No content left No content right of this line of this line ...With Attractive Entry Valuation Providing For Significant Return Potential Place content Place content below this line below this line 2021E Price / Earnings 2022E Price / Earnings 000 089 Median: 17.1x 150 Median: 15.0x 18.1x 19.0x 18.7x 16.8x 18.0x 16.4x 17.1x 16.8x 15.0x 14.7x 14.7x 15.6x 15.4x 11.9x 9.5x 9.1x 247 137 052 United Shore Rocket First Republic Charles Blackstone Progressive BlackRock AmEx United Shore Rocket Charles SchwabFirst Republic Progressive BlackRock Blackstone AmEx Schwab 112 048 160 053 (1) 160 2021E Price / Earnings / Growth 2021E Dividend Yield 146 (%) 091 5% To be Median: 2% 155 5.17 determined at 213 4.04 3% 3% Median: 1.90 2% later date 2.41 2% 1.39 1% 0.31 0.11 0% 112 United Shore Rocket Blackstone BlackRock Progressive Charles AmEx First Republic 173 Schwab (1.13) 071 (1.92) Source and Footnotes Guideline United Shore Rocket Progressive First Republic BlackRock Blackstone Charles AmEx Schwab Rocket Best-in-Class FIG Source: Wall Street Research Notes: Market data as of 9/18/2020 1. 2021E P/E/G calculated as P / 2021E / 19A - 21E earnings CAGR 41 No content left No content right of this line of this line

Appendix Appendix

No content left No content right of this line of this line Financial Projection Highlights Key Performance Metrics Place content Place content below this line below this line 000 089 150 ($ in millions) 2018 2019 2020E 2021E 2022E Key Metrics 247 137 052 Total Originations ($Bn) $ 42 $ 108 $ 200 $ 210 $ 240 112 (1) Market Share of Total Mortgage Market 2.5% 4.6% 6.7% 8.1% 9.2% 048 160 Servicing UPB ($Bn) 43 70 208 355 501 053 160 Gain Margin 80bps 94bps 209bps 180bps 166bps 146 Adjusted EBITDA Margin 17.5% 36.0% 68.9% 52.3% 47.5% 091 155 213 Mortgage Loans HFS $ 2,518 $ 5,446 $ 7,517 $ 5,998 $ 6,854 112 173 071 Source and Footnotes Guideline Notes: 1. Calculated based on IMF historical data. 43 No content left No content right of this line of this line No content left No content right of this line of this line Financial Projection Highlights Key Performance Metrics Place content Place content below this line below this line 000 089 150 ($ in millions) 2018 2019 2020E 2021E 2022E Key Metrics 247 137 052 Total Originations ($Bn) $ 42 $ 108 $ 200 $ 210 $ 240 112 (1) Market Share of Total Mortgage Market 2.5% 4.6% 6.7% 8.1% 9.2% 048 160 Servicing UPB ($Bn) 43 70 208 355 501 053 160 Gain Margin 80bps 94bps 209bps 180bps 166bps 146 Adjusted EBITDA Margin 17.5% 36.0% 68.9% 52.3% 47.5% 091 155 213 Mortgage Loans HFS $ 2,518 $ 5,446 $ 7,517 $ 5,998 $ 6,854 112 173 071 Source and Footnotes Guideline Notes: 1. Calculated based on IMF historical data. 43 No content left No content right of this line of this line

No content left No content right of this line of this line Financial Projection Highlights Adjusted EBITDA and Adjusted Net Income Detailed Projections Place content Place content below this line below this line 000 089 Adjusted EBITDA 2017A 2018A 2019A 2020E 2021E 2022E 150 Pre-Tax Income $ 115 $ 91 $ 415 $ 2,894 $ 2,315 $ 2,415 247 Interest Expense on Non-Funding Debt 3 7 14 67 74 74 137 052 Income Tax Provision (Benefit) 0 0 0 2 3 3 D&A of Property and Equipment 11 5 9 12 15 16 112 048 MSR Impairment & Recovery 0 0 21 117 0 0 160 Deferred Compensation, Net 0 0 0 80 49 34 Adjusted EBITDA $ 129 $ 104 $ 459 $ 3,172 $ 2,456 $ 2,542 053 160 146 Adj. EBITDA Margin 26.1% 17.5% 36.0% 68.9% 52.3% 47.5% 091 Adjusted Net Income 2017A 2018A 2019A 2020E 2021E 2022E 155 213 (1) Tax-Effected Net Income $ 84 $ 67 $ 303 $ 2,113 $ 1,690 $ 1,763 MSR Impairment & Recovery (Tax-Effected) 0 0 15 85 0 0 112 Adjusted Net Income $ 84 $ 67 $ 318 $ 2,198 $ 1,690 $ 1,763 173 071 Adj. Net Income Margin 16.9% 11.2% 24.9% 47.7% 36.0% 32.9 % Source and Footnotes Guideline Notes: 1. Assumes 27% tax rate 44 No content left No content right of this line of this line No content left No content right of this line of this line Financial Projection Highlights Adjusted EBITDA and Adjusted Net Income Detailed Projections Place content Place content below this line below this line 000 089 Adjusted EBITDA 2017A 2018A 2019A 2020E 2021E 2022E 150 Pre-Tax Income $ 115 $ 91 $ 415 $ 2,894 $ 2,315 $ 2,415 247 Interest Expense on Non-Funding Debt 3 7 14 67 74 74 137 052 Income Tax Provision (Benefit) 0 0 0 2 3 3 D&A of Property and Equipment 11 5 9 12 15 16 112 048 MSR Impairment & Recovery 0 0 21 117 0 0 160 Deferred Compensation, Net 0 0 0 80 49 34 Adjusted EBITDA $ 129 $ 104 $ 459 $ 3,172 $ 2,456 $ 2,542 053 160 146 Adj. EBITDA Margin 26.1% 17.5% 36.0% 68.9% 52.3% 47.5% 091 Adjusted Net Income 2017A 2018A 2019A 2020E 2021E 2022E 155 213 (1) Tax-Effected Net Income $ 84 $ 67 $ 303 $ 2,113 $ 1,690 $ 1,763 MSR Impairment & Recovery (Tax-Effected) 0 0 15 85 0 0 112 Adjusted Net Income $ 84 $ 67 $ 318 $ 2,198 $ 1,690 $ 1,763 173 071 Adj. Net Income Margin 16.9% 11.2% 24.9% 47.7% 36.0% 32.9 % Source and Footnotes Guideline Notes: 1. Assumes 27% tax rate 44 No content left No content right of this line of this line